Exhibit 99

Recently acquired Doral Concourse, a 240,000 square foot office building, in Doral, Florida

Florida East Coast Industries, Inc.

Supplemental Real Estate Information Package

June 30, 2005

Florida East Coast Industries, Inc.

Supplemental Real Estate Information Package

INDEX

Introduction

Introduction and forward-looking statements	1

Flagler Operating Property Information
Detail of property portfolio, including occupancy, financial measures and subsequent events	3-4
Lease expirations	5
Real estate development pipeline	7

Land Held for Development
Land holdings	8
Information and estimates for major developments	10

Realty and Land
Realty and Land currently on the market for sale or under contract	11

Introduction

Purpose

The purpose of this package is to provide investors with additional information about the Company’s real estate holdings.

About Florida East Coast Industries, Inc.

Florida East Coast Industries, Inc., headquartered in St. Augustine, Fla., conducts operations through two wholly owned subsidiaries, Flagler Development Company (Flagler) and Florida East Coast Railway, L.L.C. (FECR). Flagler owns, develops, leases and manages commercial and industrial real estate properties in Florida. FECR is a regional freight railroad that operates 351 miles of main line track from Jacksonville to Miami and provides intermodal drayage services at terminals located in Atlanta, Jacksonville and Miami. For more information, visit the Company’s website at http://www.feci.com.

About Flagler Development Company

A subsidiary of Florida East Coast Industries, headquartered in Jacksonville, Fla., Flagler develops, leases and manages real estate in Florida. Flagler owns approximately 7.6 million square feet of office and industrial space and has approximately 680,000 square feet under construction. Flagler’s space consists of Class-A office and industrial properties, primarily in Jacksonville, Orlando, Sunrise and Miami. In addition, Flagler owns approximately 752 acres of entitled land in Florida which is available for development of up to an additional 10.9 million square feet and Flagler owns approximately 2,511 acres of other Florida properties.

About Florida East Coast Railway’s Lands

In addition to Flagler’s realty holdings, Florida East Coast Railway has land holdings of 1,353 acres which are surplus to the Railway’s operating requirements. Over time, the Railway has been reconfiguring its operations to improve efficiency and asset utilization and free up lands for higher and better uses. This process is continuing.

Contacts:

Investors:	Bradley D. Lehan

(904) 819-2128

Media:	Husein A. Cumber

(904) 826-2280

Forward-Looking Statements

This presentation contains forward-looking statements within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. These forward-looking statements include the Company’s present expectations or beliefs concerning future events. These statements may be identified by the use of words like “plan”, “expect,” “aim,” “believe,” “project,” “anticipate,” “intend,” “estimate,” “will,” “should,” “could,” “may,” and other expressions that indicate future events and trends. The Company cautions that such statements are necessarily based on certain assumptions, which are subject to risks and uncertainties that could cause actual results to materially differ from those contained in these forward-looking statements. Important factors that could cause such differences include, but are not limited to, the changing general economic, business, competitive, regulatory and market conditions (particularly in the state of Florida, the southeast US and the Caribbean) and other risks inherent in the real estate and other businesses of the Company. Further information on these and other risk factors is included in the Company’s filings with the Securities and Exchange Commission, including the Company’s most recently filed Forms 10-K and 10-Q. The Company assumes no obligation to update the information contained in this presentation, which speaks only as of its date.

Flagler Operating Property Information

FLAGLER DEVELOPMENT COMPANY

OPERATING PROPERTIES

	Building Name	Year Built	Location	Type	Total Rentable SF	6/30/2005 Occupied SF	6/30/2005 Occupied %	Rental Properties Operating Profit 3 months ended 6/30/2005	Rental Properties Depreciation & Amortization 3 months ended 6/30/2005	Rental Properties Operating Profit before Depreciation and Amortization 3 months ended 6/30/2005
same store	duPont Center I	1987	Jacksonville	Office	80,000	37,194	46%	(27,581)	60,442	32,861
same store	duPont Center II	1988	Jacksonville	Office	80,000	72,867	91%	67,829	113,846	181,675

2	duPont Center				160,000	110,061	69%	40,248	174,288	214,536

same store	Deerwood South Office Building 1	1996	Jacksonville	Office	134,235	124,335	93%	185,954	179,504	365,458
same store	Deerwood South Office Building 2	1996	Jacksonville	Office	124,735	122,246	98%	205,892	146,499	352,391
same store	Deerwood South Office Building 3	1996	Jacksonville	Office	126,121	126,121	100%	251,463	143,101	394,564
same store	Deerwood South Office Building 4	1998	Jacksonville	Office	134,931	129,205	96%	255,031	135,642	390,673
same store	Deerwood North Office Building 1	1999	Jacksonville	Office	135,283	133,889	99%	234,271	203,295	437,566
same store	Deerwood North Office Building 2	2001	Jacksonville	Office	135,270	134,374	99%	170,716	276,194	446,910
new in 2004	Deerwood North Office Building 3	2004	Jacksonville	Office	112,390	103,868	92%	77,579	229,267	306,846

7	Deerwood				902,965	874,038	97%	1,380,906	1,313,502	2,694,408

same store	Flagler Center Office 1	1999	Jacksonville	Office	123,298	123,298	100%	141,479	224,469	365,948
same store	Flagler Center OSW 1	1997	Jacksonville	Office/Showroom/Warehouse	147,553	147,572	100%	286,764	88,724	375,488
same store	Flagler Center OSW 2	1998	Jacksonville	Office/Showroom/Warehouse	61,837	31,307	51%	13,251	45,485	58,736
same store	Flagler Center OSW 3	1998	Jacksonville	Office/Showroom/Warehouse	134,085	134,085	100%	260,420	80,858	341,278
same store	Flagler Center OSW 4	1999	Jacksonville	Office/Showroom/Warehouse	97,183	95,803	99%	58,976	188,306	247,282
same store	Flagler Center FLW 1	1997	Jacksonville	Front Load Warehouse	98,800	98,800	100%	65,665	36,487	102,152
same store	Flagler Center RB 1	1997	Jacksonville	Rail Building	107,800	50,400	47%	(16,477)	33,449	16,972

7	Flagler Center				770,556	681,265	88%	810,078	697,778	1,507,856

same store	Avenues Office Building 1	1992	Jacksonville	Office	80,018	79,068	99%	82,229	148,578	230,807
same store	Avenues Office Building 2	1993	Jacksonville	Office	80,614	58,166	72%	(29,357)	101,499	72,142
same store	Avenues Office Building 3	1995	Jacksonville	Office	80,936	79,073	98%	123,025	97,288	220,313
same store	Avenues OW 2, Bldg 600	1996	Jacksonville	Office/Warehouse	154,326	154,326	100%	138,767	46,011	184,778
same store	Avenues OSW 1, Bldg 100	1992	Jacksonville	Office/Showroom/Warehouse	40,571	26,007	64%	7,279	60,157	67,436
same store	Avenues OSW 2, Bldg 200	1992	Jacksonville	Office/Showroom/Warehouse	61,911	58,687	95%	91,963	48,538	140,501
same store	Avenues OSW 3, Bldg 500	1997	Jacksonville	Office/Showroom/Warehouse	71,871	71,871	100%	95,869	75,393	171,262

7	Gran Park at the Avenues				570,247	527,198	92%	509,775	577,464	1,087,239

same store	Southpoint Office Building 1	1999	Jacksonville	Office	59,600	59,600	100%	61,207	111,762	172,969

1	The Office Centre at Southpoint				59,600	59,600	100%	61,207	111,762	172,969

24	TOTAL NORTH REGION				2,463,368	2,252,162	91%	2,802,214	2,874,794	5,677,008

same store	SouthPark Center - Office 1	1998	Orlando	Office	144,931	119,771	83%	224,666	172,832	397,498
same store	SouthPark Center - Office 2	1999	Orlando	Office	144,852	144,852	100%	476,221	201,811	678,032
same store	SouthPark Center - Office 3	2001	Orlando	Office	182,613	183,303	100%	256,339	336,245	592,584
same store	SouthPark Center - Office 4	2000	Orlando	Office	98,384	98,384	100%	112,620	203,739	316,359
same store	SouthPark Center - OSW 1	1998	Orlando	Office/Showroom/Warehouse	131,607	131,607	100%	205,578	170,418	375,996
new in 2004	SouthPark Center II - Office 1000	2004	Orlando	Office	136,414	136,414	100%	179,141	324,936	504,077

6	SouthPark Center				838,801	814,331	97%	1,454,565	1,409,981	2,864,546

6	TOTAL CENTRAL REGION				838,801	814,331	97%	1,454,565	1,409,981	2,864,546

FLAGLER DEVELOPMENT COMPANY

OPERATING PROPERTIES

	Building Name	Year Built	Location	Type	Total Rentable SF	6/30/2005 Occupied SF	6/30/2005 Occupied %	Rental Properties Operating Profit 3 months ended 6/30/2005	Rental Properties Depreciation & Amortization 3 months ended 6/30/2005	Rental Properties Operating Profit before Depreciation and Amortization 3 months ended 6/30/2005
same store	Flagler Station OW 1	1990	Miami	Office/Warehouse	109,216	109,216	100%	50,705	49,199	99,904
same store	Flagler Station OW 2	1991	Miami	Office/Warehouse	109,900	109,900	100%	83,106	40,655	123,761
same store	Flagler Station OW 3	1992	Miami	Office/Warehouse	80,860	80,860	100%	53,183	32,726	85,909
same store	Flagler Station OW 4	1993	Miami	Office/Warehouse	81,153	75,153	93%	49,987	37,381	87,368
same store	Flagler Station OW 5	1996	Miami	Office/Warehouse	103,200	103,200	100%	63,517	53,056	116,573
same store	Flagler Station OSW 1	1989	Miami	Office/Showroom/Warehouse	47,809	47,809	100%	32,806	29,987	62,793
same store	Flagler Station OSW 2	1989	Miami	Office/Showroom/Warehouse	79,840	79,840	100%	47,210	37,974	85,184
same store	Flagler Station OSW 3	1990	Miami	Office/Showroom/Warehouse	79,782	79,782	100%	56,007	38,451	94,458
same store	Flagler Station OSW 4	1992	Miami	Office/Showroom/Warehouse	79,670	79,670	100%	50,521	35,691	86,212
same store	Flagler Station OSW 5	1994	Miami	Office/Showroom/Warehouse	80,200	80,200	100%	41,070	50,278	91,348
same store	Flagler Station FLW 1	1991	Miami	Front Load Warehouse	119,333	119,333	100%	74,359	39,576	113,935
same store	Flagler Station FLW 2	1992	Miami	Front Load Warehouse	138,600	138,600	100%	94,906	44,590	139,496
same store	Flagler Station FLW 3	1993	Miami	Front Load Warehouse	138,600	138,600	100%	61,760	65,730	127,490
same store	Flagler Station FLW 4	1993	Miami	Front Load Warehouse	90,735	90,735	100%	87,439	28,766	116,205
same store	Flagler Station FLW 5	1994	Miami	Front Load Warehouse	119,400	119,400	100%	104,994	27,373	132,367
same store	Flagler Station FLW 6	1995	Miami	Front Load Warehouse	91,393	91,393	100%	39,334	35,407	74,741
same store	Flagler Station FLW 7	1995	Miami	Front Load Warehouse	91,393	91,393	100%	69,614	27,971	97,585
same store	Flagler Station DFLW 1	1993	Miami	Double Front Load Warehouse	238,530	238,530	100%	157,930	69,344	227,274
same store	Flagler Station RB 1	1989	Miami	Rail Building	69,680	69,680	100%	29,762	28,190	57,952
same store	Flagler Station RB 2	1991	Miami	Rail Building	70,000	70,000	100%	40,135	29,145	69,280
same store	Flagler Station RB 3	1993	Miami	Rail Building	119,400	119,400	100%	79,698	40,297	119,995
same store	Flagler Station RB 4	1994	Miami	Rail Building	138,600	138,600	100%	85,095	39,967	125,062
same store	Flagler Station SC 1	1994	Miami	Service Center	38,956	38,956	100%	45,417	33,548	78,965
same store	Flagler Station Phase II - Office 1	2000	Miami	Office	101,444	101,444	100%	153,818	115,199	269,017
new in 2005	Flagler Station Phase II - Office 2	2005	Miami	Office	238,420	238,420	100%	609,190	281,119	890,309
same store	Flagler Station Phase II - OW 1	1997	Miami	Office/Warehouse	103,200	103,200	100%	17,672	50,596	68,268
same store	Flagler Station Phase II - Retail	2001	Miami	Retail	42,800	17,246	40%	(60,402)	84,144	23,742
same store	Flagler Station Phase II - OW 26	2001	Miami	Office/Warehouse	201,000	200,709	100%	74,929	152,972	227,901
same store	Flagler Station Phase II - OW 22	1999	Miami	Office/Warehouse	179,832	179,832	100%	44,126	147,799	191,925
same store	Flagler Station Phase II - OW 23	1999	Miami	Office/Warehouse	179,832	179,832	100%	58,931	113,237	172,168
same store	Flagler Station Phase II - OW 24	1999	Miami	Office/Warehouse	179,672	179,672	100%	140,358	80,676	221,034

31	Flagler Station				3,542,450	3,510,605	99%	2,537,177	1,941,044	4,478,221

acquired in 2005	Doral Concourse	2001	Doral	Office	240,144	157,376	66%	(168,740)	544,395	375,655
acquired in 2005	Sunrise Corporate Plaza	1999	Sunrise	Office	106,648	77,279	72%	(102,753)	306,848	204,095

33	TOTAL SOUTH REGION				3,889,242	3,745,260	96%	2,265,684	2,792,287	5,057,971

63	TOTAL 100% OWNED OPERATING PROPERTIES (1)				7,191,411	6,811,753	95%	6,522,463	7,077,062	13,599,525

58	TOTAL SAME STORE PROPERTIES ONLY				6,357,395	6,098,396	96%	5,928,046	5,390,497	11,318,543

OPERATING PROPERTIES BY MARKET & TYPE
	North Region - Office				1,487,431	1,383,304	93%	1,799,737	2,171,386	3,971,123
	North Region - Industrial and Mixed Use				975,937	868,858	89%	1,002,477	703,408	1,705,885

	Total North Region				2,463,368	2,252,162	91%	2,802,214	2,874,794	5,677,008

	Central Region - Office				707,194	682,724	97%	1,248,987	1,239,563	2,488,550
	Central Region - Industrial and Mixed Use				131,607	131,607	100%	205,578	170,418	375,996

	Total Central Region				838,801	814,331	97%	1,454,565	1,409,981	2,864,546

	South Region - Office				686,656	574,519	84%	491,515	1,247,561	1,739,076
	South Region - Industrial and Mixed Use				3,159,786	3,153,495	100%	1,834,571	1,460,582	3,295,153
	South Region - Retail				42,800	17,246		(60,402)	84,144	23,742

	Total South Region				3,889,242	3,745,260	96%	2,265,684	2,792,287	5,057,971

	Total Operating Properties (1)				7,191,411	6,811,753	95%	6,522,463	7,077,062	13,599,525

Same store properties include all properties that were in service for the full year 2004 and 2005.

Rental properties operating profit before depreciation and amortization is not a GAAP measurement. It is calculated by subtracting depreciation and amortization from rental properties operating profit.

Occupied SF represent all leases that have been executed and have commenced. It does not include leases that have been executed, but have not commenced.

(1)	Rental properties operating profit for the 3 months ended 6/30/05 excludes operating profit (loss) of ($159,559) and related depreciation and amortization of ($102,071), as well as, resulting operating profit (loss) before depreciation and amortization of ($57,488) related to properties currently in lease up stage.

Office properties include Class-A office properties. Industrial and mixed-use properties include office/showroom/warehouse, office/warehouse, front load warehouse, double front load warehouse and rail building properties.

FLAGLER DEVELOPMENT COMPANY

Lease Expirations (1) (square feet)

	100% Owned Properties
Expirations Time Frame	North Region	Central Region	South Region	All Regions Total
07/01/05 - 12/31/05	128,160	5,049	401,140	534,349
01/01/06 - 12/31/06	187,740	29,513	651,174	868,427
01/01/07- 12/31/07	210,420	65,009	347,780	623,209
01/01/08 - 12/31/08	266,351	92,367	519,656	878,374
01/01/09 - 12/31/09	805,606	29,248	787,876	1,622,730
1/01/10 - thereafter	929,601	593,145	1,232,315	2,755,061

Total Square Feet	2,527,878	814,331	3,939,941	7,282,150	(2)

(1)	Lease expirations include all leases executed.
(2)	Difference between total expiring and total occupied represents leases that have been executed, but have not commenced (480,593 square feet), less leases that are currently in short-term extension status (10,196 square feet). Leases executed and not commenced include 415,169 square feet of leases executed in buildings that are currently in lease up phase and, therefore, are not included in the operating property portfolio.

Real Estate Under Development

REAL ESTATE DEVELOPMENT PIPELINE

Development Projects - as of 6/30/05

Status	Ownership %		Net Rentable Square Feet	Total Projected Costs	Total Costs to Date	Actual or Expected Certificate of Occupancy	% Leased/ Pre-leased
1 Lease Up	100%	Flagler Center - Lakeside II	112,306			Apr-05	26%
2 Lease Up	100%	Flagler Station - 27	200,712			Apr-05	87%

		Projects in Lease Up	313,018

3 Under Construction	100%	Deerwood North - Office 4	113,168			Jul-05	78%
4 Under Construction	100%	SouthPark Center II - 1200	136,414			Oct-05	0%
5 Under Construction	100%	Flagler Center - Building 700	151,178			Nov-05	81%
6 Under Construction	100%	Flagler Station - 25	160,211			Nov-05	0%
7 Under Construction	100%	Flagler Station - 1100	118,723			Jul-06	0%

		Projects under Construction	679,694	$60,162,546	$26,783,136

8 Pre-development	100%	Flagler Station - BTS (1)	250,000			Nov-05	n/a (1)
9 Pre-development	100%	SouthPark Center - Building 700	60,000			TBD	0%
10 Pre-development	100%	Flagler Center - Lakeside I	113,948			TBD	0%
11 Pre-development	100%	SouthPark Center -Building 1400	110,000			TBD	0%
12 Pre-development	100%	SouthPark Center - Building 1500	110,000			TBD	0%
13 Pre-development	100%	Flagler Plaza	122,500			TBD	0%
14 Pre-development	100%	Flagler Station - 28	171,600			TBD	0%
15 Pre-development	100%	Flagler Station - 29	171,600			TBD	0%

		Projects in Pre-development	1,109,648

		Total Development & Pre- development Projects	2,102,360

Lease-up is defined as the status of a project that has been issued a certificate of occupancy, but has not reached the earlier of 90% occupancy or one year from issuance of certificate of occupancy.

Under construction is defined as the status of a building that is in the process of being developed, assembled, built or constructed. A building is considered to be under construction after construction has commenced and until a certificate of occupancy is received.

Pre-development phase is defined as the status of a project when investments have been made in engineering, architectural planning, design and permitting.

Land utilized in pre-development phase is considered land held for development until the property reaches the construction and lease-up phase.

Total projected costs include actual and estimated costs on land, site work, building shell, tenant improvements and lease commissions. Total costs to date include all these costs actually expended to date.

(1)	Build-to-suit for sale

Flagler Development Company

Land Holdings as of June 30, 2005

		Total Approx. Acres			Entitlements
Property Name/Description	County		Use	Office	Industrial	Other	Total
duPont Center	Duval	7	Office	500,000	—	—	500,000
Gran Park at The Avenues	Duval	14	Commercial	—	46,270	—	46,270
Flagler Center (1)	Duval	339	Commercial	2,724,388	59,241	139,000	2,922,629
SouthPark Center I	Orange	15	Commercial	163,000	—	—	163,000
SouthPark Center II	Orange	56	Commercial	1,466,655	—	98,000	1,564,655
Flagler Station I	Dade	2	Commercial	—	—	75,385	75,385
Flagler Station II - Section 6 (2)	Dade	156	Commercial	546,412	1,782,702	286,234	2,615,348
Office Centre at Southpoint	Duval	5	Office	59,448	—	—	59,448

SUBTOTAL - Held for Development (Within Parks)		594		5,459,903	1,888,213	598,619	7,946,735

Bartram Park (adjacent to Flagler Center)	Duval	90	Office	882,000	—	—	882,000
Downtown Miami	Dade	8	Commercial	1,000,000	—	—	1,000,000
Flagler Plaza - Sunrise	Broward	40	Office	822,853	—	—	822,853
St Augustine Industrial Park	St. Johns	20			297,600		297,600

SUBTOTAL - Held for Development (Entitled Tracts)		158		2,704,853	297,600	—	3,002,453

Lemberg North & South & Miller Tract (3)	St. Johns	1,169	Mixed Use	—	—	—	—
Lakeland Central Park (3)	Polk	695	Industrial
Section 31, 5 (adjacent to Flagler Station)	Dade	81	Industrial	—	—	—	—

SUBTOTAL - Held for Development (Unentitled Tracts)		1,945		—	—	—	—

TOTAL LAND HELD FOR DEVELOPMENT		2,697		8,164,756	2,185,813	598,619	10,949,188

Remaining Land Holdings
Rio Parcel - Unentitled	Martin	14		—	—	—	—
TICO Tract - Unentitled	Brevard	229		—	—	—	—
Ft Pierce - K-4 - Unentitled	St. Lucie	320		—	—	—	—
Other	Various	3		—	—	—	—

SUBTOTAL - Remaining Land Holdings		566		—	—	—	—

TOTAL - LAND HOLDINGS		3,263		8,164,756	2,185,813	598,619	10,949,188

Land holdings herein represent all Flagler land owned excluding 574 acres of land under buildings and 825 acres of undevelopable land.

134 acres transferred to FECR for future industrial development.

Property held for development within parks and entitled tracts are shown at net developable acreage. Unentitled tracts are shown at gross acreage.

The land in the pre-development phase is included in this schedule. Once property reaches the construction and lease-up phase, it is no longer included in the “held for development” process.

(1)	Also has entitlements for 500 multi-family units and 250 hotel rooms.
(2)	Also has entitlements for 250 hotel rooms.
(3)	In process of obtaining vested entitlements through the DRI process.

Land Held for Development

Phase I – Flagler Station I ; Phase II – Flagler Station II

Phase III – Section 31

Land Held for Development-information and estimates for selected properties as of June 30, 2005

Flagler Center
Estimated Acres Available for Development			299
Estimated Value Range today per Acre (Land)(1)	$218,000	to	$327,000
assumes infrastructure in place

Estimated Infrastructure time frame			0 year	(s)
- Start			n/a
- Finish			n/a
Estimated Remaining Infrastructure cost/ Dev Acre			$—

Estimated Land Absorption			7-10 years
- Start			2005

Estimated total reimbursement of costs from an incremental tax district (expected to be received over the next 8 to 12 years)			$20,100,000

SouthPark Center I
Estimated Remaining Developable Acres			15

Estimated Value Range today per Acre (Land)(2)	$174,000		$196,000
assumes infrastructure in place

Estimated Infrastructure time frame			0 year
- Start			N/A
- Finish			N/A
Est Remaining Infrastructure cost/ Dev Acre			$—

Estimated Land Absorption			2 years
- Start			2006

SouthPark Center II
Estimated Developable Acres			56

Estimated Value Range today per Acre (Land)(3)	$305,000		$348,000
assumes infrastructure in place

Estimated Infrastructure time frame			1 year
- Start			2004
- Finish			2005
Est Remaining Infrastructure cost/ Dev Acre			$—

Estimated Land Absorption			5 year	(s)
- Start			2004

Lakeland Central Park
Estimated Developable Acres			386

Estimated Value Range today per Acre (Land)(7)	$131,000	to	$174,000
assumes infrastructure in place

Estimated Infrastructure time frame
- Start			2006
- Finish			2008
Est Remaining Infrastructure cost/ Dev Acre			$42,750

Estimated Land Absorption			10 years
- Start			2007
Assumes additional vested entitlements are obtained through the DRI process.

Flagler Station II-Section 6
Estimated Remaining Developable Acres			156

Estimated Value Range today per Acre (Land)(4)	$370,000	to	$479,000
assumes infrastructure in place

Estimated Infrastructure time frame			0 year
- Start			N/A
- Finish			N/A
Est Remaining Infrastructure cost/ Dev Acre			$—

Estimated Land Absorption			5-7 years
- Start			2004

Section 31-adjacent to Flagler Station *
Estimated Developable Acres			51

Estimated Value Range today per Acre (Land)(5)	$316,000	to	$392,000
assumes infrastructure in place

Estimated Infrastructure time frame			2 years
- Start			2006
- Finish			2007
Est Remaining Infrastructure cost/ Dev Acre			$182,000

Estimated Land Absorption			3-5 years
- Start			2007
* There may be a higher or better use for some or all of this land.

Flagler Plaza-Sunrise
Estimated Developable Acres			40

Estimated Value Range today per Acre (Land)(6)	$392,000	to	$479,000
assumes infrastructure in place

Estimated Infrastructure time frame			1 year
- Start			2006
- Finish			2006
Est Remaining Infrastructure cost/ Dev Acre			$73,400

Estimated Land Absorption			5 years
- Start			2006

Land value estimates reflect current market conditions, which can fluctuate significantly, and are not estimates of expected future realizations over the anticipated absorption period.

(1)	Value is based on a blended Price per Acre Based on a Proposed Development Mix of: 78% Office - 1% Industrial - 20% Other.
(2)	Value is based on a blended Price per Acre Based on a Proposed Development Mix of: 69% Office - 31% Industrial - 0% Retail.
(3)	Value is based on a blended Price per Acre Based on a Proposed Development Mix of: 96% Office - 4% Retail.
(4)	Value is based on a blended Price per Acre Based on a Proposed Development Mix of: 34% Office - 62% Industrial - 3% Retail.
(5)	Value is based on a blended Price per Acre Based on a Proposed Development Mix of: 75% Industrial - 25% office/Retail.
(6)	Value is based on a blended Price per Acre Based on a Proposed Development Mix of: 100% Office - 0% Industrial - 0% Retail.
(7)	Value is based on a blended Price per Acre Based on a Proposed Development Mix of: 22% Office - 70% Industrial - 8% Retail.

The Company has not provided detailed information on the following properties that are listed on the previous page: duPont Center, Gran Park at The Avenues, Bartram Park, Flagler Station I, Downtown Miami, Office Centre at Southpoint, Lemberg North & South, Miller Tract, St Augustine Industial Park, Section 5 and land included in “Remaining Land Holdings”.

The company may from time to time supply updated or additional information or additional information in the future, but undertakes no obligation to do so and investors are cautioned that the information provided herein speaks only as of June 30, 2005.

NOTE: Readers should refer to the Introduction page within this document for an in-depth review of Forward Looking Statements.

Realty and Land Currently on the Market or Under Contract(1) as of June 30, 2005

Flagler Development Company

On the Market

Property Name/Description	County	Approx. Acres	Asking Price
Tico	Brevard	229.1	$12,268,000
Flagler Station (hotel site option)	Dade	2.7	$1,494,000
3 Parcels	Various	3.1	$42,000

TOTAL - Flagler Realty on the Market		234.9	$13,804,000

Florida East Coast Railway, L.L.C.

On the Market

Property Name/Description	County	Approx. Acres	Asking Price
Eyster Blvd.	Brevard	37.1	$5,976,500
Pompano Site	Broward	2.6	$760,000
St Augustine Industrial Park Site	St Johns	5.5	$717,500
Parcel 112 / FDOT	Brevard	0.1	$10,000

TOTAL - Railway Surplus Land on the Market		45.3	$7,464,000

TOTAL - Flagler Realty and Railway Surplus Land on the Market		280.2	$21,268,000

Flagler Development Company and Florida East Coast Railway, L.L.C.

Realty and Land Under Contract as of June 30, 2005

Property Name/Description	Transactions	Approx. Acres	Contract Prices
TOTAL - Flagler Realty under Contract	4	137.5	$36,030,435

TOTAL - Railway Surplus Land under Contract	9	42.3	$16,815,739

TOTAL - Flagler Realty and Railway Surplus Land under Contract	13	179.8	$52,846,174

(1)	Under Contract represents a signed agreement between two parties. In all cases, these agreements have contingencies and exit clauses enabling either or both parties to exit the agreement subject to various conditions.